Exhibit 99.1

Apollo Medical Holdings September 2023 Powered by Technology. Built by Doctors. For Patients.

This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward - looking statements include any statements about the Compa ny's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integratio n o f acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's p roj ected capitation and future liquidity, and may be identified by the use of forward - looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continu e,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward - looking statements reflect current views with respect to future events and financial performance and theref ore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's manageme nt, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actua l r esults may also vary materially from forward - looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), incl udi ng without limitation the risk factors discussed in the Company's Annual Report on Form 10 - K/A for the year ended December 31, 2022 , and subsequent Quarterly Reports on Form 10 - Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or imp lie d in any forward - looking statements, you should not place undue reliance on any such forward - looking statements. Any forward - looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any ob lig ation to update any forward - looking statement, as a result of new information, future events or otherwise. Forward - looking statements 2

Company overview

ApolloMed is a technology-powered, value-based healthcare platform that enables the delivery of high-quality, coordinated, efficient, and accessible care for all through the following business segments:

Care Enablement delivers an integrated clinical and administrative platform to enable payers and providers in the delivery of high-quality, value-based care.

Care Partners enables aligned providers to participate in high-performing, risk-bearing organizations.

Care Delivery provides patient-centric clinical operations, including primary care, multi-specialty, and ancillary services.

$1.30B
TTM Revenue[1]

$146M
TTM Adj. EBITDA[1]

26%
Revenue Growth CAGR from 2019-2023E

61% lower
than CMS benchmark for Medicare Advantage ER visits/K[2]

ApolloMed At-A-Glance

Ticker	NASDAQ: AMEH
Headquarters	Alhambra, California
Recent Stock Price *(as of 9/8/2023)*	$33.24
Market Cap *(as of 9/8/2023)*	$1.9 billion
Common Shares Outstanding* *(as of 8/1/2023)*	57.6 million
Book Value Per Common Share	$9.94

*Includes 10.6 million in treasury shares
Information as of 6/30/2023 unless otherwise noted

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(1) TTM ended June 30, 2023. For more information, see "TTM and Year-end Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information
(2) Across all consolidated ApolloMed IPAs for Medicare Advantage, benchmarks derived from CMS data

ApolloMed investment highlights

1. Accelerating high quality, accessible, value-based care across **all patient populations**[1]

2. Estimated TAM of **$2T**, with ApolloMed presence growing across 30 markets and counting

3. Scalable approach that empowers entrepreneurial providers to **deliver value-based care** and industry-leading outcomes

4. Purpose-built technology platform leveraging **25+ years** of real-world clinical data

5. Inflecting in both **growth and profitability:**
   4-year CAGR (2019-2023E)[2] for revenue of **26%** and for adj. EBITDA of **27%**

6. **Profitable**, highly replicable unit economics

(1) Medicare Advantage, Managed Medicaid, Commercial, ACA Exchange, and Medicare FFS
(2) ApolloMed 2019 to 2023E revenue and adj. EBITDA growth, using midpoint of 2023 guidance for both metrics. Please refer to the "2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

4

We have laid a solid foundation for rapid growth

Longstanding Relationships with National and Local Payers

Anthem BlueCross | aetna | Cigna | Humana

Average tenure: ~15 years

Health Net | L.A. Care Health Plan | United Healthcare | + Many more payers

Revenue by Payer Type [2]



64%
20%
12%
4%
Medicare
Medicaid
Commercial
Other third parties

Revenue by Line of Business [2]



3.3%
3.7%
88%
5%
0.5%
Capitation
Management fee income
Other
Risk pool settlements & incentives
Fee-for-service

Revenue



26% CAGR
$561M
$687M
$774M
$1,144M
$1,300M-
$1,500M
2019
2020
2021
2022
2023[1]

Adjusted EBITDA[1]



27% CAGR
$54M
$103M
$134M
$140M
$120M-
$160M
2019
2020
2021
2022
2023E

Source: Internal data; (1) Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring transactions, stock-based compensation, and APC excluded assets costs. Beginning the third quarter ended September 30, 2022, the Company revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. Please refer to the "TTM and Year-end Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" slides for more information. (2) Figures for six months ended 6/30/2023.

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Payer agnostic platform captures outsized TAM and delivers better experience for patients, providers, and payers


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~$2T
~$340B+
Medicaid
~$920B+
Medicare
~$700B+
Commercial

Better for patients

- Enhanced patient experience and care continuity across payer, plan, and stage of life

Better for providers

- Can be empowered across their entire panel via ApolloMed platform

Better for payers

- Can partner with ApolloMed across all their lines of business

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Source: CMS and HCP-LAN (2021)

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We are radically transforming how care is delivered at scale, serving…

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All Patients	• 1.3M patients managed in value-based contracts[1] • We serve Medicare Fee-for-Service (Original Medicare), Medicare Advantage (MA), Medicaid, and Commercial patients
All Provider Partners	• 12,000+ contracted providers in our physician network across all specialties • Our partners include clinics, hospitals, ASCs, SNFs, UCs, labs, and diagnostics centers[2]
All Payment Arrangements	• Tech platform supports capitation, shared savings, FFS and other flexible value-based arrangements • 20+ payer partners, with an average partnership of ~15 years
All Modalities	• **Care Enablement:** integrated end-to-end clinical and administrative platform • **Care Delivery:** a patient-centric care delivery organization • **Care Partners:** enables aligned providers in their path towards value-based care

VBC infrastructure and tech stack drives highly replicable and scalable results across all patients, allowing providers to grow and succeed across value-based arrangements

(1) As of 6/30/2023
(2) ASC is ambulatory surgical center, i.e., outpatient procedures; SNF is skilled nursing facility; UC is urgent care

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Providers currently face complex administrative and care coordination hurdles Reporting Contracting Claims Data Aggregation Billing Coding Hospitals Clinics Referrals Authorization Clearinghouse IT Credentials Quality Providers PR Labs Many More Payers Diagnostics ? 8

ApolloMed acts as a “single payer,” connects health ecosystem participants, and integrates clinical, tech, and administrative support for providers 9 ApolloMed is paid to assume risk for the care of our patients 1 We reimburse providers in a subscription model and share savings, aligning incentives 3 We build high - quality networks and enable providers via our care teams and technology platform 2 Care Enablement ApolloMed acts as single payer Providers paid via VBC contracts + Many More Payers Care Partners ACO Network Independent Physician Associations and Networks Restricted Knox Keene License Specialists Ancillary Primary Care Providers Care Delivery Patient

Care Partners ACO Network Independent Physician Associations and Networks Restricted Knox Keene License 10 Specialists Ancillary Primary Care Providers Care Delivery Care Delivery provides high quality and accessible health care services through a patient - centric care delivery organization, including primary care, multi - specialty, and ancillary services. Care Partners enables aligned providers in their path towards value - based care, improving access, quality, and outcomes. Care Enablement delivers an integrated end - to - end clinical and administrative platform that enables payers and providers in the delivery of high quality, value - based care. Patient ApolloMed segments enable our mission to deliver high quality, coordinated care to all Care Enablement

The ApolloMed care enablement model seamlessly wraps around our providers' operations, empowering them to thrive in value-based care arrangements

1. We build high quality specialist and facility networks around our PCPs
2. Our providers leverage ApolloMed's scaled, seamless administrative solutions
3. Coordinated care teams create unified care plans for patients and support them throughout healthcare journey
4. Our technology suite provides an interoperable, best-in-class experience



Care Enablement
Care Partners
Care Delivery
1
Patient
Ancillary
Specialists
Primary Care Providers
Independent Physician Associations and Networks
ACO Network
Restricted Knox Keene License
2 Payer and Administrative Support
Provider Relations
Contracting & Credentialing
Authorization
Revenue Cycle
3 Clinical and Coordinated Care Support
Quality
Clinical Programs
Remote Patient Monitoring
UM1 & Care Management
4 Technology Suite
Ops Automation
VBE Suite & Data Lake
Point of Care Tool
Analytics & Reporting

(1) Utilization Management

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We are changing healthcare through a physician-centric approach that provides flexibility and scale for our providers

Industry Status Quo	ApolloMed
No unified care plan for patients across multiple visits to a fragmented healthcare system	Patients supported throughout care journey by our ecosystem and care teams
Physicians must choose to be employed or tackle administrative functions alone	Entrepreneurial physicians can remain independent and partner with ApolloMed
Complex reporting requirements and incongruous incentives from different payers	Capitated reimbursement and value-based incentives with ApolloMed as payer
Many different tech stacks and non-interoperable point solutions	Data aggregated onto interoperable platform; providers leverage ApolloMed tech-suite
Physicians can only serve limited patients	Physicians can support patients through different life stages and payer choices

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Our platform is powered by our proprietary technology suite, connecting patients, providers, and payers



Clinic Setting
ApolloMed Payer Tools
Other Clinical Inputs
EHR[1]
Provider
Data
Patient
Point of Care Application
Eligibility & Benefits
~100% automated
Prior Authorization
~70% automated
Claims Adjudication
~90% automated
Diagnostics
RPM
Notes
Lab Results
Survey Results
ADT[2] Alerts
ApolloMed Value-Based Enablement (VBE) Suite
Preventive Care Alerts & Analytics
Care Management
Communications
Care Plans
Transition of Care
ApolloMed Care Team
CM/DM, PAC, SDoH, etc.[3]
Care Mgmt / Workflow Tools
Patient Management / RPM / Real-Time Clinical AI
1
2

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(1) EHR: Electronic Health Record
(2) ADT: Admission, Discharge, and Transfer
(3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health

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ApolloMed creates a flywheel powered by deep experience, an extensive provider network, and proprietary technology Providers will succeed in value - based arrangements with ApolloMed Personalized & effective care will engage patients and lower the total cost of care Improved care pathways and predictive models serve the unique needs of the communities we serve Ongoing investment in technology and analytics capabilities Patient growth allows for greater investment in resources to support patients Existing providers will continue to grow with ApolloMed, and our success will attract more like - minded physicians to our platform Our flywheel drives sustainable growth & entrenches us as the platform of choice for providers, payers and patients 14

ApolloMed is growing in 30+ markets in 8 counties across 3 states


New CA
San Francisco
San Mateo
Core CA
Los Angeles
San Bernardino
Riverside
Nevada
Clark
Texas
Tarrant
Harris

Served by ApolloMed's Care Partners (IPAs, ACO), Care Delivery, and Care Enablement

Served by ApolloMed's Care Partners (ACO) and Care Enablement

Our scaling footprint

Investing in diversified lines of business

Primary care centric networks surrounded by high quality specialists

Meeting providers where they are in their progression towards value via Care Enablement, Care Partners, and Care Delivery businesses

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Two clear levers combine to drive rapid growth

Expanding membership

Develop clinical excellence and local scale to attract membership

Membership expansion drivers	
Core CA	Leveraging our dense, high quality provider network and best-in-class facilities
New CA	Extending our specialist and facility partnerships around existing anchor PCP groups
Ex-CA	Securing nationwide payer contracts and establishing local provider partnerships

Increasing risk in value-based contracts

Take more risk and manage to great clinical outcomes

Members by risk type and geography

Lower risk ($) → Higher risk[2] ($)

	FFS	PCP Cap Only[1]	Professional Risk	Full Risk	Global Risk
Core CA	500K+	N/A	250K – 500K	250K – 500K	10K – 100K
New CA	500K+	N/A	5K – 10K	5K - 10K	<5K
Ex-CA	500K+	<5K	N/A	N/A	N/A

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Data as of Q3 2022; (1) Note that in CA markets we have capability to more quickly accelerate new patients along risk ladder, and start patients beyond PCP Cap Only; (2) Increasing risk in value-based contracts corresponds to larger opportunity size in value-based care

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Multi-faceted growth strategy across our markets

	Core CA	New CA	Ex-CA
Where we are today	✓ 5 counties across core CA geographies ✓ Extensive and long-standing provider network	✓ Added 30k members in new CA counties ✓ Added 920 new providers	✓ 80% member growth since acquisition ✓ Provider count increased by 110% ✓ 58% increase in value-based contracts[3] ✓ Average 4.7-stars over 361 Google reviews
Growth strategy	• Move toward global risk with RKK[1] • Leveraging MSO relationships and contracting new providers • Accretive tuck-ins	• Move toward global risk with RKK[1] • Expand institutional and specialist partnerships • Growth with new and existing payers • Tuck-ins	• Primary care groups in M&A pipeline • Deepen broker relationships • Growing specialist and hospital networks • De novo clinic expansion
Recent developments	Opened multiple multi-specialty supercenters 20% growth[2] in contracted providers YoY	PROVIDER PARTNERSHIPS AAMG, FYB For Your Benefit, Jade Health Care Medical Group ADDED PAYER PARTNERS San Francisco Health Plan – Here for you, CCHP Health Plan	PROVIDER PARTNERSHIPS Valley Oaks, IntraCare, Texas Independent Providers, LLC ADDED STATES NV, TX

Data as of December 2022; (1) RKK is a Restricted Knox-Keene license. The RKK License permits an Entity to enter into global risk arrangements with fully licensed health plans on a contract-by-contract basis. For more information on the impact of RKK, please refer to the "Path to Global Risk" section of the appendix; (2) For core CA region IPAs Dec 2021 – Dec 2022, which include Allied Pacific IPA, Accountable Health Care IPA, and Alpha Care Medical Group; (3) Value Based Contracts consist of managed care, shared risk agreements, capitated shared risk, commercial capitation, Medicare Advantage, surplus and incentive programs

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Consistent clinical outcomes across diverse populations and demographics

Medicare Advantage and ACO Clinical Outcomes

	Inpatient Bed Days / K		ER Visits / K		Readmission Rate	
Medicare Advantage[1]	727	*54%[3] Lower than benchmark*	194	*61%[3] Lower than benchmark*	6.3%	*63%[4] Lower than benchmark*
ACO[2]	751	*53%[3] Lower than benchmark*	328	*34%[3] Lower than benchmark*	8.2%	*52%[4] Lower than benchmark*

Ethnicities Served[5]


13%
6%
12%
21%
48%
Other
Black / African American
White / Caucasian
AAPI[6]
Hispanic / Latino

Purpose-built technology platform enables best-in-class clinical outcomes to be delivered for all Americans

(1) Figures based on analysis of Jan-Sept 2022 internal data from all consolidated IPAs; (2) 2022 GPDC ACO Model, figures based on analysis of internal data from Jan-Sept 2022; (3) Centers for Medicare and Medicaid Services, Office of Enterprise Data and Analytics, CMS Chronic Conditions Data Warehouse; (4) Agency for Healthcare Research and Quality (Department of Health and Human Services); (5) Ethnicities of members across all IPAs, based on analysis of internal data from Dec 2022; (6) Asian American and Pacific Islander

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Key takeaways

Clear levers and a repeatable growth playbook to drive further nationwide expansion	*26% 4-year revenue CAGR with clear visibility into continued 25%+ growth[1]*
Proven track record of consistent profitability	*27% 4-year EBITDA CAGR with 15% EBITDA margins at scale*
Flexible, capital efficient model with predictable unit economics	*10%-17% adj. EBITDA margins over the last 4 years[2]*
Our tech-powered, integrated care delivery model results in industry-leading clinical outcomes	*Bed days 54% below benchmark; ER visits 61% below benchmark[3]*
Strongly positioned to create a future where all can get access to high quality healthcare	*1.3M members in VBC arrangements across Medicare, Medicaid, and Commercial[4]*

(1) Growth figures are based on historical revenue and estimates through FY 2023
(2) See the "TTM and Year-end Reconciliation of Net Income to EBITDA and Adjusted EBITDA" slide for additional information.
(3) Across all consolidated ApolloMed IPAs for Medicare Advantage, benchmarks derived from CMS data
(4) As of 6/30/2023

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Appendix

Financial Data

561 687 774 1144 1300 - 1500 2019 2020 2021 2022 2023E We have a strong track record of revenue growth and a robust EBITDA profile ($ in millions) Revenue 26% CAGR ($ in millions) Adjusted EBITDA 1 27% CAGR Source: Internal data; (1) Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, exc luding income or loss from equity method investments, non - recurring transactions, stock - based compensation, and APC excluded assets costs. Beginning the third quarter ended September 30, 2022, the Company revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. Please refer to the “2023 Guidance Reco nci liation of Net Income to EBITDA and Adjusted EBITDA,” “TTM and Year - end Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” and “Use of Non - GAAP Financial Measures” slides for more information. 54 103 134 140 120 - 160 2019 2020 2021 2022 2023E Membership 9% CAGR 1.0 1.1 1.2 1.3 2019 2020 2021 2022 (millions) 22

ApolloMed is a scaled player with a proven and profitable model

	apollomed	PRIVIA HEALTH	agilon health	CareMax	P3 Health Partners
Business Model[1]	Affiliate-provider model	Affiliate-provider model	Affiliate-provider model	Affiliate-provider Model	Affiliate-provider model
Members Served	1.3M[2]	1.1M[3]	495.9k[4]	272.5k[5]	104.1k[6]
Serves All Patient Types[1,7]	✓	✓	✗	✗	✗
Market Capitalization[8]	$1.9B	$3.0B	$7.5B	$248.8M	$659.7M
2023E Revenue[9]	$1,300M -$1,500M[10]	$1,600M[3]	$4,532.5M[4]	$775M[5]	$1,225M[6]
2023E Adj. EBITDA[9]	$120M - $160M[11]	$72M[3]	$11.5M[4]	$30M[5]	($40M)[6]

(1) Based on recent company filings or investor presentations; (2) As of 6/30/2023; (3) Privia Health Q2 2023 Earnings Release (August 2023); (4) agilon health Q2 2023 Earnings Release (August 2023); (5) CareMax Q2 2023 Earnings Release (August 2023); (6) P3 Health Partners Form 10-Q and Q2 2023 Earnings Release (August 2023); (7) Patient types include Medicare (incl. Medicare Advantage), Medicaid, and Commercial members; (8) Diluted shares outstanding as of Q2 2023 10-Qs, stock prices used to calculate market cap as of 9/8/23; (9) Peer 2023E Revenue and Adj. EBITDA based on midpoint of company provided guidance; (10) ApolloMed 2023E Revenue as reported in its Q2 2023 earnings release; (11) Please refer to the "2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

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ApolloMed is working to scale its three business segments: Care Enablement, Care Partners, and Care Delivery 24 For the three months ended June 30, 2023 (1) Balance includes general and administrative expenses and depreciation and amortization . (2) Income from operations for the intersegment elimination represents rental income from segments renting from other segments. R ent al income is presented within other income, which is not presented in the table. $ in 000s Care Enablement Care Partners Care Delivery Other Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 34,975 325,246 26,718 157 (38,887) - 348,209 % change vs prior year quarter 18% 31% 14% 29% Cost of services 15,162 292,119 22,523 70 (36,988) - 292,876 General and administrative expenses (1) 12,175 5,298 3,626 926 (2,933) 9,212 28,304 Total expenses 27,337 297,417 26,149 996 (39,931) 9,212 321,180 Income (loss) from operations $ 7,638 27,829 569 (839) 1,044 (2) (9,212) 27,029 % change vs prior year quarter 4% 250% (82%) 76%

2023 Guidance ($ in millions, except for per share information) Actual YE 2022 Results 2023 Guidance Range Total Revenue $1,144.2 $1,300.0 - $1,500.0 Net Income 1 $50.5 $49.5 - $71.5 EBITDA 1,2 $110.1 $89.5 - $129.5 Adjusted EBITDA 2 $140.0 $120.0 - $160.0 EPS - Diluted $1.08 $0.95 - $1.20 (1) Net income and EBITDA forecast includes the impact of APC excluded assets, which assumes no change in value. (2) See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA (Q2 2023)”, “2023 Guidance Reconciliation of Net Income t o E BITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectation s. See “Forward - Looking Statements” on slide 2. 25

2023 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA ($ in millions) Low High Net income $ 49.5 $ 71.5 Interest expense 1.0 1.0 Provision for income taxes 23.0 38.0 Depreciation and amortization 16.0 19.0 EBITDA 1 $ 89.5 $ 129.5 Loss (income) from equity method investments $ (0.8) $ (0.8) Other, net 3.3 3.3 Stock-based compensation 16.0 16.0 APC excluded assets costs 12.0 12.0 Adjusted EBITDA 1 $ 120.0 $ 160.0 Year Ending December 31, 2023 (1) See “Use of Non - GAAP Financial Measures” slide for more information. 26

Reconciliation of Net Income to EBITDA and Adjusted EBITDA (Q2 2023) ($ in millions) 2023 2022 (restated) 2023 2022 (restated) Net income $ 17.5 $ 11.3 $ 30.0 $ 22.7 Interest expense 3.6 1.9 6.9 2.9 Interest income (3.3) (0.4) (6.3) (0.5) Provision for income taxes 14.0 5.4 20.9 12.2 Depreciation and amortization 4.2 4.4 8.5 8.7 EBITDA (1) $ 36.0 $ 22.4 $ 60.0 $ 46.1 Income from equity method investments $ (0.3) $ (0.2) $ (0.5) $ (0.3) Other, net (2) (1.6) - (0.2) - Stock-based compensation 4.2 3.9 7.7 7.0 APC excluded assets costs (2.6) (1.2) (1.3) 6.5 Adjusted EBITDA (1,3) $ 35.8 $ 24.9 $ 65.6 $ 59.3 Three Months Ended June 30, Six Months Ended June 30, (1) See “Use of Non - GAAP Financial Measures” slide for more information (2) Other, net for the three and six months ended June 30, 2023, relates to non - cash changes in the fair value of the Company’s fina ncing obligations to purchase the remaining equity interest, changes in the fair value of its contingent liabilities, and changes in the fair value of the Company’s Collar Agreement. (3) Adjusted EBITDA under the historical method for the three and six months ended June 30, 2022, was $36.9 million and $75.1 mil lio n, respectively. See “Use of Non - GAAP Financial Measures” slide for additional information on change of methodology. 27

TTM and Year-end Reconciliation of Net Income to EBITDA and Adjusted EBITDA

($ in millions)	TTM ended June 30, 2023	Year Ended December 31, 2022	2021	2020	2019
Net income	$ 53.0	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	11.9	7.9	5.4	9.5	4.7
Interest income	(7.8)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	49.6	40.9	31.7	56.3	10.0
Depreciation and amortization	17.4	17.5	17.5	18.4	18.3
EBITDA[1]	$ 124.0	$ 110.1	$ 99.1	$ 203.5	$ 46.8
Goodwill impairment	-	-	-	-	2.0
Income from equity method investments	(1.0)	(0.7)	(0.3)	(0.0)	0.2
Gain on sale of equity method investment	-	-	(2.2)	-	-
Other, net	3.1 [2]	3.3 [3]	(1.7) [4]	(0.5) [4]	-
Stock-based compensation	16.8	16.1	6.7	3.4	0.9
APC excluded assets costs	3.4	11.3	31.9	(103.6)	4.3
Adjusted EBITDA[1]	$ 146.4	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net revenues	$ 1,296.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
EBITDA margin[5]	9.6%	9.6%	12.8%	29.6%	8.3%
Adjusted EBITDA margin[5]	11.3%	12.2%	17.3%	15.0%	9.7%

(1) See "Use of Non-GAAP Financial Measures" slide for more information
(2) Other, net for TTM ended June 30, 2023, relates to transaction costs incurred in the second half of 2022 and non-cash changes in the fair value of the Company's financing obligations to purchase the remaining equity interest, changes in the fair value of its contingent liabilities, and changes in the fair value of the Company's Collar Agreement.
(3) Other, net for the year ended December 31, 2022, relates to transaction costs incurred and changes in the fair value of our mandatory purchase of investments and contingent considerations.
(4) Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020.
(5) EBITDA margin is defined as EBITDA divided by net revenues. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenues.

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Summary of Selected Financial Results – Breaking Out Excluded Assets 29 Six Months Ended June 30, 2023 Six Months Ended June 30, 2022 $ in millions ApolloMed Consolidated Excluded Assets (1) ApolloMed Assets ApolloMed Consolidated Excluded Assets (1) ApolloMed Assets Revenue Capitation, net $ 600.8 - 600.8 $ 449.7 - 449.7 Risk pool settlements and incentives 33.6 - 33.6 36.9 - 36.9 Management fee income 22.4 - 22.4 20.5 - 20.5 Fee - for - service, net 25.3 - 25.3 22.8 - 22.8 Other income 3.4 - 3.4 3.1 - 3.1 Total revenue 685.5 - 685.5 533.0 - 533.0 Total operating expenses 636.0 1.3 634.8 491.3 1.6 489.7 Income (loss) from operations 49.4 (1.3) 50.7 41.7 (1.6) 43.3 Total other income (expense), net 1.5 2.1 (0.6) (6.7) (8.5) 1.8 Net income (loss) $ 30.0 0.9 29.1 $ 22.8 (10.1) 32.9 (1) Includes APC Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns th e a sset but not the right to the dividends associated with those assets.

Summary Balance Sheet – Breaking Out Excluded Assets

$ in millions	June 30, 2023 ApolloMed Consolidated	June 30, 2023 Excluded Assets[1]	June 30, 2023 ApolloMed Assets	December 31, 2022 ApolloMed Consolidated	December 31, 2022 Excluded Assets[1]	December 31, 2022 ApolloMed Assets
Current assets						
Cash and cash equivalents	$ 294.2	13.1	281.1	$ 288.0	30.2	257.8
Investments in marketable securities	3.8	1.1	2.7	5.6	4.5	1.1
Receivables, net	66.9	-	66.9	49.6	-	49.6
Receivables - related parties and loan receivable - related party	82.8	-	82.8	67.2	-	67.2
Other receivables, prepaid expenses and other current assets	17.3	1.2	16.1	17.6	0.8	16.8
Income taxes receivable	-	-	-	-	(1.1)	1.1
Total current assets	465.0	15.4	449.6	428.0	34.4	393.6
Non-current assets						
Land, property, and equipment, net	123.9	116.9	7.0	108.5	101.3	7.2
Goodwill and intangibles	348.4	-	348.4	346.0	-	346.0
Loan receivable and loan receivable - related parties, net of current portion	-	-	-	-	-	-
Income taxes receivable, non-current	15.9	-	15.9	15.9	-	15.9
Investments in other entities and privately held entities	48.7	32.2	16.5	41.2	27.6	13.6
Other assets and right-of-use assets	25.1	4.2	20.9	26.5	3.2	23.3
Total non-current assets	562.0	153.3	408.7	538.1	132.1	406.0
Total assets	$ **1,027.0**	**168.7**	**858.3**	$ **966.1**	**166.5**	**799.6**

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(1) Includes APC Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

30

Summary Balance Sheet – Breaking Out Excluded Assets (continued)

$ in millions	June 30, 2023 ApolloMed Consolidated	June 30, 2023 Excluded Assets[1]	June 30, 2023 ApolloMed Assets	December 31, 2022 ApolloMed Consolidated	December 31, 2022 Excluded Assets[1]	December 31, 2022 ApolloMed Assets
Current liabilities						
Fiduciary payable, accounts payable and accrued liabilities	$ 58.5	0.7	57.8	$ 57.7	2.8	54.9
Medical liabilities	100.0	-	100.0	81.3	-	81.3
Income taxes payable	19.6	1.1	18.5	4.3	-	4.3
Dividend payable	0.6	-	0.6	0.7	-	0.7
Finance and operating lease liabilities	3.6	0.1	3.5	4.2	-	4.2
Current portion of long-term debt	2.6	0.6	2.0	0.6	0.6	-
Total current liabilities	184.9	2.5	182.4	148.8	3.4	145.4
Non-current liabilities						
Deferred tax liability	12.4	0.9	11.5	14.2	0.9	13.3
Finance and operating lease liabilities, net of current portion	19.0	0.90	18.1	21.2	-	21.2
Other long-term liabilities	21.4	-	21.4	20.3	-	20.3
Long-term debt, net of current portion and deferred financing costs	205.1	27.9	177.2	203.4	26.6	176.8
Total non-current liabilities	257.9	29.7	228.2	259.1	27.5	231.6
Total liabilities	**442.8**	**32.2**	**410.6**	**407.9**	**30.9**	**377.0**
Total mezzanine equity and stockholder's equity	**$ 584.2**	**136.5**	**447.1**	**$ 558.2**	**135.6**	**422.6**

(1) Includes APC Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Statement of Cash Flows – Breaking Out Excluded Assets

$ in millions		June 30, 2023				June 30, 2022		
		ApolloMed Consolidated	Excluded Assets[(1)]	ApolloMed Assets		ApolloMed Consolidated	Excluded Assets[(1)]	ApolloMed Assets
Cash flows from operating activities								
Net income	$	30.0	0.9	29.1	$	22.7	(10.1)	32.8
Adjustments to reconcile net income to net cash provided by operating activities:								
Depreciation and amortization	$	8.5	0.8	7.7	$	8.7	0.5	8.2
Amortization of debt issuance cost		0.5	-	0.5		0.5	-	0.5
Share-based compensation		7.7	-	7.7		7.0	-	7.0
Unrealized loss on investments		5.5	3.5	2.0		13.7	11.3	2.4
Gain on sales of investment		-	-	-		(2.3)	-	(2.3)
Loss (income) from equity method investments, net		(5.2)	(4.7)	(0.5)		(2.9)	(0.1)	(2.8)
Unrealized gain on interest rate swaps		-	-	-		(2.8)	(2.8)	-
Deferred tax		(3.7)	-	(3.7)		3.4	-	3.4
Changes in operating assets and liabilities, net of acquisition amounts:								
Receivables, net, receivable, net - related parties, other receivable, prepaid expenses and other current assets, right of use assets, other assets, fiduciary accounts payable, medical liabilities, and operating lease liabilities		(22.4)	(0.5)	(21.9)		(15.1)	0.7	(15.8)
Accounts payable and accrued liabilities		(2.9)	(2.1)	(0.8)		14.2	(0.1)	14.3
Income taxes payable		15.3	-	15.3		(14.0)	-	(14.0)
Net cash provided by (used in) operating activities	$	33.3	(2.1)	35.4	$	33.1	(0.6)	33.7

(1) Includes APC Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Statement of Cash Flows – Breaking Out Excluded Assets (continued)

$ in millions	June 30, 2023			June 30, 2022		
	ApolloMed Consolidated	Excluded Assets[(1)]	ApolloMed Assets	ApolloMed Consolidated	Excluded Assets[(1)]	ApolloMed Assets
Cash flows from investing activities						
Payments for business and asset acquisition, net of cash acquired	$ 0.4	-	0.4	$ (0.9)	-	(0.9)
Proceeds from repayment of loans receivable - related parties	2.1	-	2.1	4.0	4.0	-
Purchase of marketable securities	(2.0)	-	(2.0)	$ (1.8)	-	(1.8)
Purchase of investments - privately held	(2.0)	-	(2.0)	-	-	-
Purchase of investments - equity method	(0.3)	-	(0.3)	-	-	-
Proceeds from sale of marketable securities	-	-	-	6.5	(0.1)	6.6
Distribution from investments - equity method	-	-	-	0.4	0.4	-
Contribution to investment - equity method	-	-	-	(1.7)	(1.7)	-
Purchases of property and equipment	(17.4)	(16.4)	(1.0)	(18.8)	(17.8)	(1.0)
Net cash (used in) provided by investing activities	(19.2)	(16.4)	(2.8)	(12.3)	(15.2)	2.9
Cash flows from financing activities						
Dividends paid	$ (0.8)	-	(0.8)	$ (12.6)	(10.0)	(2.6)
Repayments on long-term debt	(0.3)	(0.3)	-	(0.2)	(0.2)	-
Payment of finance lease obligations	(0.3)	-	(0.3)	(0.3)	-	(0.3)
Proceeds from exercise of stock options and warrants	1.3	-	1.3	1.7	-	1.7
Repurchase of common stock	-	-		(9.5)	-	(9.5)
Repurchase of treasury shares	(9.5)	-	(9.5)	-	-	-
Purchase of non-controlling interest	(0.1)	-	(0.1)	(0.2)	-	(0.2)
Proceeds from sale of non-controlling interest	-	-	-	-	-	-
Borrowings on loans	1.7	1.6	0.1	1.2	0.6	0.6
Amounts due from affiliates	-	-	-	-	(16.6)	16.6
Net cash (used in) provided by financing activities	$ (8.0)	1.3	(9.3)	$ (19.9)	(26.2)	6.3
Net change in cash and cash equivalents	6.1	(17.2)	23.3	1.1	(41.9)	43.0
Cash and cash equivalents at beginning of period	$ 288.0	30.2	257.8	$ 233.1	62.5	170.6
Cash and cash equivalents at end of period	$ 294.1	13.0	281.1	$ 234.2	20.6	213.6

(1) Includes APC Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Path to Global Risk

We believe our ability to succeed at managing care across our outpatient and inpatient risk contracts allows us to capture significantly more upside than our peers (1/2) Facility / Hospital Outpatient Total Premium Dollar ApolloMed EBITDA from VBC We have an integrated inpatient - outpatient system featuring hospital partners, ADT feeds, and care coordination, all facilitated by our tech - enabled platform, resulting in industry - leading cost efficacy 2 1 2 Health plan Our community - based providers, vertically - integrated health services network, and population health efforts drive down claims PMPM vs peers 1 1 1 (1) Operating expenses excluding interest, tax, depreciation, and amortization 1 35

Facility / Hospital Outpatient Total Premium Dollar Health plan We reduce administrative costs using our MSO’s proprietary automation tools — this allows us to profitably scale, enhancing operating leverage 3 1 1 1 VBE Rev COGS OpEx VBE EBITDA 3 3 Mgmt. Income from Non - Consolidated IPAs (1) Operating expenses excluding interest, tax, depreciation, and amortization 36 We believe our ability to succeed at managing care across our outpatient and inpatient risk contracts allows us to capture significantly more upside than our peers (2/2)

We see a clear path to success as we continue to move our existing contracts along the risk spectrum and expect to do so in new markets as well FFS Professional Full Risk Global 37

A significant part of our revenue today is generated by capitation from our professional risk contracts FFS Professional Full Risk Global 1 (1) Operating expenses excluding interest, tax, depreciation, and amortization 38

We also receive additional revenue and upside from full risk contracts that we share with our facility partners FFS Professional Full Risk Global Facility / Hospital Outpatient ApolloMed EBITDA from VBC Health plan 1 1 1 Total Premium Dollar VBE Rev COGS OpEx VBE EBITDA Mgmt. Income from Non - Consolidated IPAs (1) Operating expenses excluding interest, tax, depreciation, and amortization 39

With an RKK, we believe we will be able to manage the whole professional and facility risk capitation dollar and achieve more downstream synergies and upside FFS Professional Full Risk Global Total Premium Prof. + Facility Cap Medical Expense Overhead EBITDA from VBC VBE Rev COGS OpEx VBE EBITDA Plan Sub - cap Prof. + Facility Cap LT Margin 10 - 20% LT Margin 20 - 30% LT Margin 10 - 20% LT Combined EBITDA Mgmt. Income from Non - Consolidated IPAs 1 (1) Operating expenses excluding interest, tax, depreciation, and amortization 40

Key acronyms ◦ ACO: Accountable Care Organization ◦ ACO REACH: Accountable Care Organization Realizing Equity, Access, and Community Health ◦ AIPBP: All - Inclusive Population - Based Payments ◦ APC: Allied Physicians of California IPA ◦ CMMI: Center s for Medicare and Medicaid Innovation Center ◦ CMS: Centers for Medicare and Medicaid Services ◦ DC: Direct Contracting ◦ DCE: Direct Contracting Entity ◦ DME: Durable Medical Equipment ◦ Health Plan / Pay e rs: Health Insurance Companies ◦ HMO: Health Maintenance Organization ◦ IPA: Independent Practice Association ◦ NCI: Non - Controlling Interest ◦ NMM: Network Medical Management , Inc. ◦ MSA: Master Service Agreement ◦ MSO: Management Services Organization ◦ NGACO: Next Generation Accountable Care Organization ◦ PCP: Primary Care Physician ◦ PMPM: Per Member Per Month ◦ SNF: Skilled Nursing Facility ◦ VIE: Variable Interest Entity ◦ RKK: Restricted Knox - Keene 41

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from other non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of its operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above.

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43 For inquiries, please contact: ApolloMed Investor Relations (626) 943 - 6491 investors@apollomed.net Carolyne Sohn, The Equity Group (408) 538 - 4577 csohn@equityny.com